UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2016 (March 9, 2016)

J. ALEXANDER’S HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-37473	47-1608715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37203

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (615) 269-1900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

J. Alexander’s Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K on March 10, 2016 (the “Initial Form 8-K”) that included the Company’s March 9, 2016 press release announcing earnings results for J. Alexander’s Holdings, Inc. and subsidiaries for its fiscal fourth quarter and year ended January 3, 2016 (the “Initial Press Release”). The Company issued a corrected press release on March 10, 2016 solely to add a reconciliation table that was omitted from the Initial Press Release. The Company is filing this Amendment No. 1 to the Initial Form 8-K to amend and restate in its entirety the Initial Form 8-K to furnish the corrected press release.

Item 2.02	Results of Operations and Financial Condition.

On March 10, 2016, the Company issued a corrected press release to add a reconciliation table on page 14 of its release. A copy of the corrected press release is being furnished as Exhibit 99.1.

The information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Corrected Press Release of J. Alexander’s Holdings, Inc., dated March 9, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J. Alexander’s Holdings, Inc.

Date: March 10, 2016	By:	/s/ Mark A. Parkey
Mark A. Parkey
Chief Financial Officer & Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corrected Press Release of J. Alexander’s Holdings, Inc., dated March 9, 2016

4